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                                                                  Exhibit 10.33
                                 ADDENDUM NO.2

                      attaching to and forming part of the

                        MEDICAL PRACTITIONERS' LIABILITY
                         COMBINED REINSURANCE CONTRACT
           (formerly the Primary Excess Of Loss Reinsurance Contract)

                                  made between

                           INTERMED INSURANCE COMPANY
               of 1903 E. Battlefield, Springfield, Missouri, USA
                  (hereinafter referred to as "the Reassured")

                                      and

                          REINSURERS SIGNATORY HERETO
                 (hereinafter referred to as "the Reinsurers")

With effect from 1st October, 1997, the following amendments are made to this
Contract:

1. Item A of SECTION (1) of ARTICLE 10 - PREMIUM is amended to read as follows:
     A.    The Reassured shall pay to the Reinsurers for the Annual
           Period commencing 1st October, 1997, a Provisional Premium of US$1,000,000 in four equal instalments at 1st October, 1997, 1st January, 1998, 1st April, 1998 and 1st July, 1998.

2. The participations of Reinsurers shall be as shown in the attached Schedules and not as heretofore.

ALL OTHER TERMS AND CONDITIONS REMAIN UNALTERED

IN WITNESS WHEREOF the parties hereto have, by their duly authorised representative, executed this Contract as follows:

Signed in Springfield, Missouri, this      day of      199
                                     ------      ------


For and on behalf of the Reassured:
INTERMED INSURANCE COMPANY


And for the Reinsurers by means of and in accordance with the attached Schedules which shall be considered to form an integral part of this Contract.




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                                   SCHEDULE B

                        Attaching to and forming part of

                                 ADDENDUM NO. 2

                                     to the

                        MEDICAL PRACTITIONERS' LIABILITY
                         COMBINED REINSURANCE CONTRACT

           (formerly the Primary Excess of Loss Reinsurance Contract)

                                  made between

                           INTERMED INSURANCE COMPANY
                  of 1903 E. Battlefield Springfield, Missouri
                  (hereinafter referred to as the "Reassured")

                                      and

                          REINSURERS SIGNATORY HERETO
                 (hereinafter referred to as the "Reinsurers")

Signed in London, England this      day of      199
                              ------      ------
The London Insurance and Reinsurance Market Association for and on behalf of the following Reinsurers:


6.83%  SPHERE DRAKE (UNDERWRITING) LIMITED
       For and on behalf of:
       SPHERE DRAKE INSURANCE PLC
       Ref: 97LNCX014284
       LIRMA Ref: S0289